UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 27, 2020

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	001-35922	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

575 N. Dairy Ashford
Energy Center II, Suite 210
Houston, Texas 77079
 (Address of principal executive offices)

(713) 221-1768
 (Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        Restricted Stock and Option Awards

On August 27, 2020, PEDEVCO Corp. (the “Company”) granted (i) 100,000 shares of restricted Company common stock under the Company’s Amended and Restated 2012 Equity Incentive Plan (the “Plan”) to Mr. John Scelfo, which shares vest on July 12, 2021, (ii) 70,000 shares of restricted Company common stock under the Plan to Mr. H. Douglas Evans, which shares vest on September 27, 2021, and (iii) 70,000 shares of restricted Company common stock under the Plan to Mr. Ivar Siem, which shares vest on July 12, 2021, in each case subject to the recipient of the shares being a member of the Company’s Board of Directors on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between the Company and each recipient. These restricted stock awards were issued and granted in consideration for Messrs. Scelfo, Evans and Siem serving as non-employee directors of the Company.

A copy of the form of Restricted Shares Grant Agreement for the awards granted on August 27, 2020 is attached as Exhibit 4.2 to the Company’s Registration Statement on Form S-8 filed with the U.S. Securities and Exchange Commission (“SEC”) on October 31, 2013 and is incorporated by reference into this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on August 27, 2020 (the “Annual Meeting”), the stockholders (i) elected four director nominees, (ii) approved, on an advisory basis, the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the 2020 fiscal year, (iii) approved, on a non-binding advisory basis, the compensation awarded to the Company’s named executive officers for 2020, and (iv) approved, on a non-binding advisory basis, the frequency of the advisory vote on compensation of our named executive officers as being every three years (i.e., three years received the greatest number of votes cast on such proposal).

A total of 69,250,010 shares of common stock were present in person or by proxy and represented at the Annual Meeting, which shares constituted a quorum (over 33 1/3% of our outstanding voting shares) based on 72,125,328 shares entitled to vote at the Annual Meeting as of the July 9, 2020 record date for the Annual Meeting. At the Annual Meeting, the Company’s shareholders voted on the following proposals described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 10, 2020 (the “Proxy”) and summarized below. This Form 8-K should be read in connection with the Proxy. There was no solicitation in opposition to management’s nominees as listed in its proxy statement and all such nominees were elected as directors.

The results of the voting for each of the proposals were as follows:

1.            Election of Directors:
	For	Against	Broker Non-Votes
John J. Scelfo	63,925,047	324,963	44,403
Simon Kukes	63,881,509	368,501	44,403
Ivar Siem	63,881,509	368,501	44,403
H. Douglas Evans	63,921,585	328,425	44,403

2.            Ratification of the appointment of Marcum LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2020:

For:	63,977,225

Against:	313,779

Abstain:	3,409

Broker Non-Votes:	-0-

3.
To approve, by non-binding vote, the compensation of the Company’s named executive officers:

For:	64,004,254

Against:	144,029

Abstain:	101,727

Broker Non-Votes:	44,403

4.
To recommend, by non-binding vote, the frequency of holding advisory votes on the compensation of the Company’s named executive officers:

1 Year:	919,078

2 Years:	9,802

Three Years:	63,177,570

Abstain:	143,560

Broker Non-Votes:	44,403

As such, each of the four (4) director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in its proxy statement), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal, and proposals 2 and 3 were separately approved and ratified by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, each such proposal, notwithstanding the fact that proposal 3 was non-binding. Finally, proposal 4, which was also non-binding, received the most votes for holding future advisory votes on executive compensation every “3 years”.

Furthermore, in light of the voting results with respect to the frequency of holding a non-binding, advisory vote on executive compensation, and consistent with the fact that such period received the highest number of votes cast at the Annual Meeting, the Board of Directors has determined that the Company will hold future non-binding, advisory votes of stockholders to approve the compensation of the named executive officers every three years until the next non-binding, advisory stockholder vote on the frequency of stockholder votes on executive compensation, or until the Board of Directors otherwise determines a different frequency for such non-binding, advisory votes.

Item 8.01 Other Events.

In addition to the award grants described in Item 5.02 above, on August 27, 2020, the Company granted 70,000 shares of restricted Company common stock under the Plan to Viktor Tkachev, a greater than 10% shareholder of the Company (who acquired $12 million of shares of common stock on September 17, 2019), which shares vest on February 27, 2021, subject to Mr. Tkachev’s continued service to the Company under that certain Advisory Agreement, dated November 8, 2019, entered into by and between Mr. Tkachev and the Company (the “Advisory Agreement”) and a Restated Shares Grant Agreement entered into by and between Mr. Tkachev and the Company. This restricted stock award was issued and granted in consideration for Mr. Tkachev serving as an advisor to the Company.

A copy of the form of Restricted Shares Grant Agreement for the award is attached as Exhibit 4.2 to the Company’s Registration Statement on Form S-8 filed with the SEC on October 31, 2013 and is incorporated by reference into this Item 8.01. A copy of the Advisory Agreement is attached as Exhibit 10.12 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 8, 2019 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	PEDEVCO Corp. Amended and Restated 2012 Equity Incentive Plan (1)
4.2	PEDEVCO Corp. 2012 Equity Incentive Plan Form of Restricted Shares Grant Agreement (2)
10.1	Advisory Agreement, dated November 8, 2019, entered into by and between PEDEVCO Corp. and Viktor Tkachev (3)

(1)
Filed on August 29, 2019, as an exhibit to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-233525).
(2)
 Filed on October 31, 2013, as an exhibit to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-192002).
(3)
Filed on November 8, 2019, as an exhibit to the Company’s Quarterly Report on Form 10-Q and incorporated herein by reference (File No. 001-35922).

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Dr. Simon Kukes
Dr. Simon Kukes
Chief Executive Officer

Date:  August 28, 2020

EXHIBIT INDEX
Exhibit No.	Description

4.1	PEDEVCO Corp. Amended and Restated 2012 Equity Incentive Plan (1)
4.2	PEDEVCO Corp. 2012 Equity Incentive Plan Form of Restricted Shares Grant Agreement (2)
10.1	Advisory Agreement, dated November 8, 2019, entered into by and between PEDEVCO Corp. and Viktor Tkachev (3)

(4)
Filed on August 29, 2019, as an exhibit to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-233525).
(5)
 Filed on October 31, 2013, as an exhibit to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-192002).
(6)
Filed on November 8, 2019, as an exhibit to the Company’s Quarterly Report on Form 10-Q and incorporated herein by reference (File No. 001-35922).